CorEnergy Announces Second Quarter 2017 Results and Dividends
KANSAS CITY, Mo - August 2, 2017 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results and dividend declarations for the second quarter, ended June 30, 2017.
Second Quarter Performance Summary
Second quarter financial highlights are as follows:

	For the Three Months Ended
	June 30, 2017
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$6,877,043	$0.58	$0.58
NAREIT Funds from Operations (NAREIT FFO)[1]	$12,287,971	$1.03	$0.94
Funds From Operations (FFO)[1]	$12,014,732	$1.01	$0.93
Adjusted Funds From Operations (AFFO)[1]	$12,499,249	$1.05	$0.94

Dividends Declared to Common Stockholders		$0.75

1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.

Recent Developments

•	Underwriters exercised partial over-allotment option of the 7.375% Series A Preferred Stock offering

•	Expanded and enhanced business development and accounting teams

•	Concluded non-binding open season on the MoGas Pipeline

•	Amended and restated Credit Facility agreement

•	Repaid term loan, reducing leverage ratios

“Recently, CorEnergy executed a number of financial and organizational initiatives. We completed a preferred stock offering and used the proceeds to refinance our credit facility. We expanded our business development team and enhanced our accounting, tax and SEC compliance team,” said CorEnergy CEO Dave Schulte. “As of July 31, 2017, CorEnergy had approximately $146.7 million of liquidity for potential acquisitions.”

Dividend Declaration
Common Stock: A second quarter 2017 dividend of $0.75 per share (or $3.00 per share annualized) was declared for CorEnergy’s common stock. The dividend is payable on August 31, 2017, to shareholders of record on August 17, 2017.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the second quarter. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on August 31, 2017, to shareholders of record on August 17, 2017.
Financing Update

7.375% Series A Cumulative Redeemable Preferred Stock: On May 10, 2017, the underwriters of CorEnergy’s April 2017 preferred equity issuance purchased an additional 150,000 depositary shares at $25.00 per share, partially exercising their overallotment option. This increased the total number of depositary shares issued in the offering to 2.95 million shares and the total proceeds, net of underwriters’ discounts and other offering expenses, to approximately $71.2 million.

CorEnergy Credit Facility: On July 28, 2017, CorEnergy entered in to an amended and restated credit facility agreement (the “Credit Facility”), which provides revolving borrowing commitments of up to $161.0 million, subject to the limitations of a borrowing base. The Company’s prior credit facility was comprised of $108.0 million in revolving borrowing commitments and a $45.0 million term loan.

The Credit Facility has a maturity date of July 28, 2022, subject to a springing maturity on February 28, 2020, and thereafter, if the Company fails to maintain certain liquidity requirements from the springing maturity date through the maturity date of the Company’s convertible notes on June 15, 2020. Borrowings under the Credit Facility will bear interest on the outstanding principal amount using a LIBOR pricing grid, which is expected to equal a LIBOR rate plus an applicable margin of 2.75%-3.75%. There is a fee of 50 basis points on unused portions of the Credit Facility.

Portfolio Update
MoGas Pipeline: Following the conclusion of its open season on June 30, 2017, MoGas Pipeline does not expect any immediate incremental revenue to result from that initiative, but MoGas continues to explore means to offset the decline in revenue from the amended Laclede contract, which will become effective November 1, 2018.  Such opportunities may include shippers transporting gas across MoGas to strike on Rockies, Mid-continent, Eastern and Gulf Coast basin basis differentials given its strategic location and numerous pipeline interconnects, new end-user customers, new cogeneration customers, and increased capacity from existing shippers.  In addition, MoGas has the right to request from FERC adjustments to its rates to mitigate the effect of higher operating costs or lost revenues, by filing such a request any time MoGas deems necessary and appropriate.

Outlook
CorEnergy believes acquisitions enhance the stability of its operations, reducing risk to existing stockholders, because of the diversification benefits and added potential for dividend growth. The Company is evaluating a broad set of infrastructure opportunities and anticipates transacting on one to two acquisitions per year in 2017 and 2018, with a target range of $50 to $250 million per project. CorEnergy intends to finance these acquisitions through the use of capacity on its revolver, partnerships with co-investors, portfolio level debt, and, if beneficial to existing stockholders, prudent preferred and/or common equity issuances. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.
CorEnergy intends to continue paying quarterly dividends of $0.75 per share ($3.00 annualized) based on rents received. The Company targets revenue growth of 1-3% annually from existing contracts. Based on low inflation and current production levels, CorEnergy does not anticipate significant inflation-based or participating rents in 2017.
Second Quarter 2017 Earnings Conference Call
CorEnergy will host a conference call on Thursday, August 3, 2017, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcasted in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 10:59 p.m. Central Time on September 3, 2017 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 17944. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of

CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investments plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments, noncash costs associated with derivative instruments and certain costs of a non-recurring nature, less maintenance, capital expenditures (if any), amortization of debt premium and other adjustments as deemed appropriate by management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

1100 Walnut Street, Suite 3350, Kansas City, MO 64106 Main:816-875-3705  | Fax:816-875-5875  | corenergy.reit

Consolidated Balance Sheets

	June 30, 2017	December 31, 2016
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $62,187,684 and $52,219,717	$479,290,402	$489,258,369
Property and equipment, net of accumulated depreciation of $10,969,426 and $9,292,712	114,749,839	116,412,806
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $4,100,000	1,500,000	1,500,000
Other equity securities, at fair value	9,147,158	9,287,209
Cash and cash equivalents	37,280,689	7,895,084
Deferred rent receivable	18,464,918	14,876,782
Accounts and other receivables	3,376,336	4,538,884
Deferred costs, net of accumulated amortization of $2,814,294 and $2,261,151	2,581,420	3,132,050
Prepaid expenses and other assets	601,428	354,230
Deferred tax asset	2,019,051	1,758,289
Goodwill	1,718,868	1,718,868
Total Assets	$670,730,109	$650,732,571
Liabilities and Equity
Secured credit facilities, net (including $7,701,316 and $8,860,577 with related party)	$41,035,695	$89,387,985
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,361,512 and $2,755,105	111,638,489	111,244,895
Asset retirement obligation	12,204,201	11,882,943
Accounts payable and other accrued liabilities	2,191,053	2,416,283
Management fees payable	1,745,325	1,735,024
Unearned revenue	543,050	155,961
Total Liabilities	$169,357,813	$216,823,091
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $130,000,000 and $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 52,000 and 22,500 issued and outstanding at June 30, 2017 and December 31, 2016, respectively	$130,000,000	$56,250,000
Capital stock, non-convertible, $0.001 par value; 11,901,681 and 11,886,216 shares issued and outstanding at June 30, 2017 and December 31, 2016 (100,000,000 shares authorized)	11,902	11,886
Additional paid-in capital	343,585,389	350,217,746
Accumulated other comprehensive loss	(5,218)	(11,196)
Total CorEnergy Equity	473,592,073	406,468,436
Non-controlling interest	27,780,223	27,441,044
Total Equity	501,372,296	433,909,480
Total Liabilities and Equity	$670,730,109	$650,732,571

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue
Lease revenue	$17,050,092	$16,996,072	$34,116,618	$33,992,144
Transportation and distribution revenue	4,775,780	5,064,680	9,786,370	10,164,131
Financing revenue	—	—	—	162,344
Total Revenue	21,825,872	22,060,752	43,902,988	44,318,619
Expenses
Transportation and distribution expenses	1,362,980	1,378,306	2,698,550	2,740,631
General and administrative	2,558,339	2,773,240	5,619,579	6,063,092
Depreciation, amortization and ARO accretion expense	6,005,995	5,737,025	12,011,903	11,033,843
Provision for loan loss and disposition	—	369,278	—	5,014,466
Total Expenses	9,927,314	10,257,849	20,330,032	24,852,032
Operating Income	$11,898,558	$11,802,903	$23,572,956	$19,466,587
Other Income (Expense)
Net distributions and dividend income	$221,440	$214,169	$264,902	$589,742
Net realized and unrealized gain (loss) on other equity securities	614,634	1,199,665	70,426	(429,087)
Interest expense	(3,202,837)	(3,540,812)	(6,657,234)	(7,466,821)
Total Other Expense	(2,366,763)	(2,126,978)	(6,321,906)	(7,306,166)
Income before income taxes	9,531,795	9,675,925	17,251,050	12,160,421
Taxes
Current tax expense (benefit)	57,651	203,652	23,891	(474,079)
Deferred tax expense (benefit)	38,084	206,786	(260,762)	(370,609)
Income tax expense (benefit), net	95,735	410,438	(236,871)	(844,688)
Net Income	9,436,060	9,265,487	17,487,921	13,005,109
Less: Net Income attributable to non-controlling interest	435,888	310,960	818,271	659,461
Net Income attributable to CorEnergy Stockholders	$9,000,172	$8,954,527	$16,669,650	$12,345,648
Preferred dividend requirements	2,123,129	1,037,109	3,160,238	2,074,218
Net Income attributable to Common Stockholders	$6,877,043	$7,917,418	$13,509,412	$10,271,430

Net Income	$9,436,060	$9,265,487	$17,487,921	$13,005,109
Other comprehensive income (loss):
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	3,006	3,005	5,978	(208,071)
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	702	703	1,396	(48,647)
Net Change in Other Comprehensive Income (Loss)	$3,708	$3,708	$7,374	$(256,718)
Total Comprehensive Income	9,439,768	9,269,195	17,495,295	12,748,391
Less: Comprehensive income attributable to non-controlling interest	436,590	311,663	819,667	610,814
Comprehensive Income attributable to CorEnergy Stockholders	$9,003,178	$8,957,532	$16,675,628	$12,137,577
Earnings Per Common Share:
Basic	$0.58	$0.66	$1.14	$0.86
Diluted	$0.58	$0.66	$1.14	$0.86
Weighted Average Shares of Common Stock Outstanding:
Basic	11,896,616	11,912,030	11,892,670	11,927,984
Diluted	11,896,616	15,383,892	11,892,670	11,927,984
Dividends declared per share	$0.750	$0.750	$1.500	$1.500

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2017	June 30, 2016
Operating Activities
Net Income	$17,487,921	$13,005,109
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(260,762)	(370,609)
Depreciation, amortization and ARO accretion	12,949,644	12,149,782
Provision for loan loss	—	5,014,466
Non-cash settlement of accounts payable	(171,609)	—
Gain on repurchase of convertible debt	—	(68,734)
Net distributions and dividend income, including recharacterization of income	148,649	(117,004)
Net realized and unrealized (gain) loss on other equity securities	(70,426)	429,087
Unrealized gain on derivative contract	(16,453)	(132,094)
Common stock issued under directors compensation plan	30,000	30,000
Changes in assets and liabilities:
Increase in deferred rent receivable	(3,588,136)	(4,777,761)
Decrease in accounts and other receivables	1,162,548	1,044,197
Decrease in financing note accrued interest receivable	—	95,114
Decrease (increase) in prepaid expenses and other assets	134,023	(143,996)
Increase (decrease) in management fee payable	10,301	(63,961)
Decrease in accounts payable and other accrued liabilities	(53,621)	(133,100)
Increase in unearned revenue	29,695	54,094
Net cash provided by operating activities	$27,791,774	$26,014,590
Investing Activities
Proceeds from assets and liabilities held for sale	—	644,934
Purchases of property and equipment, net	(13,745)	(372,230)
Proceeds from asset foreclosure and sale	—	223,451
Increase in financing notes receivable	—	(202,000)
Return of capital on distributions received	61,828	2,134
Net cash provided by investing activities	$48,083	$296,289
Financing Activities
Debt financing costs	(2,512)	(193,000)
Net offering proceeds on Series A preferred stock	71,170,611	—
Repurchases of common stock	—	(2,041,851)
Repurchases of convertible debt	—	(931,266)
Dividends paid on Series A preferred stock	(3,433,984)	(2,074,218)
Dividends paid on common stock	(17,318,618)	(17,570,352)
Distributions to non-controlling interest	(480,488)	—
Advances on revolving line of credit	—	44,000,000
Payments on revolving line of credit	(44,000,000)	—
Principal payments on secured credit facilities	(4,389,261)	(54,002,815)
Net cash provided (used) by financing activities	$1,545,748	$(32,813,502)
Net Change in Cash and Cash Equivalents	$29,385,605	$(6,502,623)
Cash and Cash Equivalents at beginning of period	7,895,084	14,618,740
Cash and Cash Equivalents at end of period	$37,280,689	$8,116,117

Supplemental Disclosure of Cash Flow Information
Interest paid	$5,777,328	$6,758,715
Income taxes paid (net of refunds)	132,202	3,437

Non-Cash Investing Activities
Change in accounts and other receivables	$—	$(450,000)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	—	(1,776,549)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$516,565	$331,823

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation
	For the Three Months Ended		For the Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net Income attributable to CorEnergy Stockholders	$9,000,172	$8,954,527	$16,669,650	$12,345,648
Less:
Preferred Dividend Requirements	2,123,129	1,037,109	3,160,238	2,074,218
Net Income attributable to Common Stockholders	$6,877,043	$7,917,418	$13,509,412	$10,271,430
Add:
Depreciation	5,822,383	5,539,667	11,644,679	10,629,420
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455	822,910	822,910
NAREIT funds from operations (NAREIT FFO)	$12,287,971	$13,045,630	$24,331,181	$20,077,940
Add:
Distributions received from investment securities	252,213	215,139	475,379	474,873
Income tax expense from investment securities	310,622	533,765	114,862	58,128
Less:
Net distributions and dividend income	221,440	214,169	264,902	589,742
Net realized and unrealized gain (loss) on other equity securities	614,634	1,199,665	70,426	(429,087)
Funds from operations adjusted for securities investments (FFO)	$12,014,732	$12,380,700	$24,586,094	$20,450,286
Add:
Provision for loan losses, net of tax	—	369,278	—	4,409,359
Transaction costs	211,269	1,000	470,051	37,915
Amortization of debt issuance costs	468,871	470,506	937,742	1,087,603
Amortization of deferred lease costs	22,983	22,983	45,966	45,966
Accretion of asset retirement obligation	160,629	174,375	321,258	358,457
Unrealized (gain) loss associated with derivative instruments	10,619	33,820	(16,453)	57,695
Less:
Non-cash settlement of accounts payable	171,609	—	171,609	—
Income tax benefit	214,887	123,327	351,733	297,709
Non-Controlling Interest attributable to AFFO reconciling items	3,358	9,064	6,709	45,868
Adjusted funds from operations (AFFO)	$12,499,249	$13,320,271	$25,814,607	$26,103,704

Weighted Average Shares of Common Stock Outstanding:
Basic	11,896,616	11,912,030	11,892,670	11,927,984
Diluted	15,351,161	15,383,892	15,347,215	15,406,339
NAREIT FFO attributable to Common Stockholders
Basic	$1.03	$1.10	$2.05	$1.68
Diluted (1)	$0.94	$0.99	$1.87	$1.59
FFO attributable to Common Stockholders
Basic	$1.01	$1.04	$2.07	$1.71
Diluted (1)	$0.93	$0.95	$1.89	$1.61
AFFO attributable to Common Stockholders
Basic	$1.05	$1.12	$2.17	$2.19
Diluted (2)	$0.94	$0.99	$1.94	$1.95
(1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.